REAL ESTATE LOAN NOTE

$2,800,000                                            Philadelphia, Pennsylvania
                                                      May 23, 1996

     FOR VALUE RECEIVED, BLONDER TONGUE LABORATORIES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of MERIDIAN BANK (the "Bank") the principal amount of TWO MILLION EIGHT HUNDRED THOUSAND DOLLARS ($2,800,000) in one hundred nineteen (119) consecutive monthly payments of $15,555.56 payable on the first day of each month, commencing June 1, 1996, and a final installment, consisting of the entire remaining principal balance together with all accrued but unpaid interest thereon, payable on May 1, 2006. This Note is issued under the Amended and Restated Loan Agreement dated October 2, 1995, as amended by a First Amendment and a certain Second Amendment to Amended and Restated Loan Agreement dated the date hereof by and between the Borrower and the Bank (the "Loan Agreement"). Terms capitalized but not defined herein shall have the meanings given to them respectively in the Loan Agreement. Reference is made to the Loan Agreement for a statement of the terms and conditions under which the loan evidenced hereby has been made, is secured, and may be prepaid or accelerated.

     Until maturity (whether by acceleration or otherwise) interest shall accrue on the outstanding principal balance hereof at the rate or rates set forth in the Loan Agreement. Interest shall be calculated on the basis of a 360-day year, counting the actual number of days elapsed. Subsequent to maturity or the occurrence of any Event of Default declared in writing by the Bank, and continuing after entry of any judgment against the Borrower with respect to the obligations evidenced by this Note, interest shall accrue at an annual rate which shall be two percent (2%) above the rate of interest otherwise payable hereunder. Accrued interest shall be payable monthly on the first day of each month commencing with the month immediately following the date hereof and if not paid when due, shall be added to the principal.

     All amounts payable by the Borrower to the Bank hereunder shall be paid directly to the Bank at 601 Penn Street, Reading, Pennsylvania 19603 (or at such other address of which the Bank shall give notice to the Borrower in accordance with the Loan Agreement) in immediately available funds.

     THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS THE BANK, BY ITS ATTORNEY, OR THE PROTHONOTARY OR THE CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AS DEFINED IN THE LOAN AGREEMENT OR AT ANY TIME THEREAFTER, TO APPEAR FOR THE BORROWER AND CONFESS AND ENTER


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JUDGMENT AGAINST IT IN FAVOR OF THE BANK IN ANY JURISDICTION IN WHICH THE
BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING REASONABLE ATTORNEYS' FEES), WITH OR WITHOUT DECLARATION, AND WITHOUT STAY OF EXECUTION, AND WITH RELEASE OF ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS AGREEMENT OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE BORROWER HEREBY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY THE EXERCISE THEREOF AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

     BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND HEARING ON THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST IT BY THE BANK UNDER THIS NOTE BEFORE JUDGMENT CAN BE ENTERED AND BEFORE ASSETS OF THE BORROWER CAN BE GARNISHED AND ATTACHED, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO THE BANK, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, ENTERING JUDGMENT AGAINST THE BORROWER BY CONFESSION AND ATTACHING AND GARNISHING THE BANK ACCOUNTS AND OTHER ASSETS OF THE BORROWER, WITHOUT PRIOR NOTICE OR OPPORTUNITY FOR A HEARING. THE BORROWER ACKNOWLEDGES THAT IT HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS NOTE AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO THE BORROWER BY SUCH COUNSEL.

     The Borrower hereby waives the requirements of demand, presentment, protest, notice of protest and dishonor and all other demands or notices of any kind in connection with the delivery, acceptance, performance, default, dishonor or enforcement of this Note.

     The construction, interpretation and enforcement of this Note shall be governed by the internal laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first above written.

Attest:                                BLONDER TONGUE LABORATORIES, INC.


By:_________________________           By: _________________________
Title:______________________               James A. Luksch, President


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STATE OF            :
                    : SS
COUNTY OF           :

     I CERTIFY that on May __, 1996, James A. Luksch, the President of BLONDER TONGUE LABORATORIES, INC., a Delaware corporation, personally appeared before me, who I am satisfied to be the person who signed the foregoing instrument, and acknowledged that he was authorized to execute the same as the act of said corporation.


                                       ______________________________

                                       Name:_________________________

                                       Title:________________________


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